UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered (1)
Common Stock, $0.0001 par value per share	NSTGQ	N/A
(1)  On February 14, 2024, our common stock was suspended from trading on the NASDAQ Global Market (“NASDAQ”). On February 14, 2024, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “NSTGQ.” On April 9, 2024, Nasdaq Stock Market LLC filed a Form 25 delisting our common stock from trading on NASDAQ. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our common stock under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 7.01 Regulation FD Disclosure
As previously disclosed, on February 4, 2024, NanoString Technologies, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).
On May 22, 2024, the Company filed monthly operating reports with the Court for the reporting month ended April 30, 2024 (the “April 2024 Monthly Operating Reports”), copies of which are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
The Company expects to file future monthly operating reports and other documents with the Court while the Cases remain pending. The filing of such reports and other documents may not be accompanied by a Form 8-K filing. These reports and other documents will also be available for review free of charge at https://cases.ra.kroll.com/NanoString/. Investors should review this website for additional information regarding the Debtors and the Cases.
Cautionary Note Regarding the April 2024 Monthly Operating Reports
The Company cautions investors and potential investors not to rely upon the information contained in the April 2024 Monthly Operating Reports, which were not prepared for the purpose of providing any basis for an investment decision relating to any of the securities of the Company. The April 2024 Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Federal Rules of Bankruptcy Procedure applicable to the Cases. The April 2024 Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the April 2024 Monthly Operating Reports was not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations, and disclosures. The April 2024 Monthly Operating Reports also relate to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Act of 1933, as amended, or the Exchange Act.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information disclosed in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Cautionary Statements Regarding Trading in the Company’s Securities
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, the timing and risks and uncertainties related to distributions to equity securityholders in the Cases; and other statements regarding the Company’s strategy and plans in the Cases among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the chapter 11 filings on the Company’s liquidity; changes in the Company’s ability to meet its financial obligations during the chapter 11 process; the outcome and timing of the chapter 11 process and the resolution of claims and other objections to the plan of liquidation; possible proceedings that may be brought by third parties in connection with the chapter 11 process; and the timing or amount of distributions, if any, to the Company’s stakeholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	April 2024 Monthly Operating Reports.
104	The cover page from NanoString Technologies, Inc.’s Current Report on Form 8-K is formatted in iXBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	May 22, 2024	By:	/s/ K. Thomas Bailey
K. Thomas Bailey
Treasurer